                                                                EXHIBIT 10.24.1


                                 AMENDMENT NO. 1
                                       TO
                       SYSTEM EQUIPMENT PURCHASE AGREEMENT
                                     BETWEEN
                          CRICKET COMMUNICATIONS, INC.
                                       AND
                              NORTEL NETWORKS INC.


This Amendment No. 1 (this "Amendment") is made effective as of the 26th day of December, 2000, by and between Cricket Communications, Inc., a Delaware corporation (the "Owner"), and Nortel Networks Inc., a Delaware corporation (the "Vendor").

WHEREAS, Owner and Vendor entered into a System Equipment Purchase Agreement dated August 28, 2000, for the sale, licensing, and purchase of Vendor's Equipment and Services ("Agreement"); and,

WHEREAS, Owner and Vendor now wish to, among other things, amend the Agreement to allow Owner to purchase certain Services from Vendor as described herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Owner and Vendor hereby agree to amend the Agreement as follows:

1. Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Agreement.

2. Owner shall issue a Purchase Order within three (3) days of execution of this Amendment No. 1 for the purchase of the Services set forth in Attachment A, attached hereto and incorporated herein ("Special Purchase"), and upon Crown's acceptance, under the Master Agreement (defined in Paragraph 3(b)(i) below), of Vendor's corresponding purchase order for such services, Vendor shall promptly accept Owner's Purchase Order.

3. With respect to the Special Purchase only, the Agreement is amended as follows:

        (a) The following Sections are deleted in their entirety: Section 3.5 (Deployment Plans and Milestones), Section 4 (Subcontractors) except
        Section 4.9 (Payment of Subcontractors) shall not be deleted, Section
        5.1 (Prices), Section 5.3 (Payment), Section 5.4 (No Payment in Event of Material Breach), Section 5.5 (In Revenue Payments), Section 6 (Availability of Interoperability Specification ("IOS")), Section 8.2 (Services), Section 8.3 (No Interference), Section 9 (Manuals, Engineering Drawings and Training), Section 10 (Acceptance Procedures),
        Section 11 (Change Orders and Scheduling), Section 12 (Discontinued Products and Continuing Product Support), Section 13 (Software), Section 14 (Software and Equipment Changes), Section 15 (Intellectual Property),
        Section 16 (Delay), Section 18 (Warranties),

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

        Section 19 (Insurance), Section 20 (Indemnification and Limitation of Liability) except Section 20.2 (Claim for Losses) shall not be deleted,
        Section 24 (Termination and Events of Default) except Section 24.6 (Continuing Obligations) shall not be deleted, and Section 25 (Suspension).

        (b) The following provisions are added to the Agreement:

                (i) "4.1 Subcontractors. (a) Vendor agrees to subcontract the Work for the Special Purchase to Vendor's Subcontractor Crown Castle USA Inc. ("Crown"), pursuant to the Master Agreement No. 020636, dated as of November 16, 2000, between Vendor and Crown ("Master Agreement"), which Master Agreement has been reviewed by Owner; provided, however, solely with respect to such subcontracted Work, Vendor agrees to amend the Master Agreement as follows:

                (a) The second sentence of subsection 3(b) of the Master Agreement shall be deleted;

                (b) Section 4 (excluding the first sentence thereof) and Section
                4.1 of the Master Agreement shall be deleted;

                (c) Section 5 of the Master Agreement shall be amended and restated to read as follows:

                        "5. LIMITATION OF LIABILITY. Nortel's total and cumulative liability to Crown for claims of any kind, whether based upon contract obligation, tort liability (including negligence) or otherwise, for any loss or damage arising out of, connected with or resulting from this Agreement on any particular Project or from the performance of Work pursuant to the Contract Documents relating to any particular Project, or from the performance or breach hereof or thereof, shall in no case exceed [* * *]. If Nortel incurs liability to Crown under this Section 5 with respect to any particular project, such liability shall not affect the contractual relationship between Crown and Nortel with respect to any other Project or Projects. Nortel shall not be entitled to offset amounts which it is due from Crown against amounts which Nortel may owe Crown for other Projects. In applying the limitations on Nortel's liability under this Section 5, any damages paid or payable by Nortel, as well as any other costs incurred by the injured party under all other clauses of this Agreement, shall be credited against Nortel's total cumulative liability hereunder. In no event shall either party be liable to the other or any third party for consequential, incidental, special or punitive damages of any kind arising out of or resulting from the performance or non-performance of its obligations under this Agreement."

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                (d) Section 9 of the Master Agreement shall be replaced with
                Section 26.18 of the Agreement (and for purposes of such Section 26.18, each of Nortel, Crown and Cricket shall be deemed parties, and the term this "Contract" shall be deemed to mean the Master Agreement and the Work subcontracted by Nortel to Crown under the Special Purchase ; for the convenience of the parties, Section 26.18 of the Agreement is attached to Amendment No. 1 hereto as Attachment C);

                (e) Sections 13 and 14 of the Master Agreement shall be deleted;

                (f) Section 18(a)(ii) of the Master Agreement shall be amended to read as follows: "(ii) Contract Documents (excluding this Agreement)";

                (g) The term "Texas" contained in Section 20 of the Master Agreement shall be amended to read "California";

                (h) The term "Nortel Project manager" contained in the first sentence of Section 3(b) of the Master Agreement is amended to read "Cricket Project manager"; and

        provided, further, that Vendor's subcontract of such Work to Crown shall provide that Crown shall perform the Work at the direction of Owner as contemplated by Section 8.2 hereof. For the purposes of the Special Purchase, Vendor agrees not to amend, modify or waive any of the terms and provisions of the Master Agreement (except as contemplated by this Section 4.1) without the prior written consent of the Owner."

                (ii) "5.1 Prices. The price for the Services to be provided under the Special Purchase shall be as set forth on Attachment B hereto; provided, however, Vendor shall not be required to perform, and shall not perform, any Work for the Special Purchase that would cause the amount to be paid by Owner to Vendor for the Special Purchase to exceed [* * *] and Owner shall not be required to pay Vendor more than [* * *] for the Special Purchase."

                (iii) "5.3 Payment. From time to time, but no more frequently that once per calendar month, Vendor shall invoice Owner for amounts due for Services rendered hereunder. Owner shall pay the invoiced amount within thirty (30) days from the date of transmission of Vendor's invoice."

                (iv) "8.2 Services. Owner hereby acknowledges that Vendor has subcontracted or shall subcontract all of the Work to be performed under this Amendment to Crown pursuant to the Master Agreement. The Scope of Work/Statements of Work pursuant to which the Special Purchase is to be performed

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        are set forth in Attachment B, attached hereto and incorporated herein ("the SOWs"). Vendor shall subcontract approximately [* * *] of Services to Crown as specified in the general categories of Services set forth in Attachment B hereto. Owner shall direct Crown, in writing, to perform certain of such Services in accordance with the SOWs, it being understood by Owner and Vendor that Owner's directions to Crown may or may not require Crown to perform Services pursuant to each of the exhibits included in Attachment B. Upon Crown's completion of the approximately [* * *] worth of such Services, Vendor's obligations to perform Services hereunder (through subcontract to Crown) shall cease. Owner agrees that, except as explicitly set forth in Amendment No. 1 to this Agreement, Vendor shall assume no liability or responsibility whatsoever with regard to such Services except to subcontract such Services to Crown."

                (v) "18.1 No Warranties. THE SERVICES TO BE PROVIDED BY VENDOR FOR THE SPECIAL PURCHASE ARE PROVIDED "AS IS", EXCEPT THAT VENDOR SHALL PASS THROUGH TO OWNER ANY WARRANTY RIGHTS GRANTED TO VENDOR BY CROWN. EXCEPT AS SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE, VENDOR MAKES NO WARRANTIES, OF ANY NATURE WHATSOEVER, WHETHER WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED WITH RESPECT TO SUCH SERVICES, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL VENDOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER IN CONNECTION WITH SUCH SERVICES OR ANY ASPECT OF ITS PERFORMANCE OR FAILURE TO PERFORM IN CONNECTION THEREOF."

4. Indemnity. Owner agrees to indemnify, defend and hold harmless Vendor and its affiliates and their respective directors, officers, employees, agents, successors and assigns (the "Indemnitees"), from any and all Losses whatsoever arising from or relating to the Special Purchase, provided that such indemnity shall not be available to the extent any Losses have resulted from (a) the gross negligence or willful misconduct of any of the Indemnitees, or (b) any breach by Vendor of the provisions of Section 4.1 of the Agreement as amended herein, and provided, further, that notwithstanding the foregoing, Owner shall not be required to indemnify Crown or any of their affiliates or their respective directors, officers, employees, agents, successors and assigns pursuant to this Section 4.

5. Assignment. Vendor hereby assigns all of its rights under the Master Agreement (including its right to seek remedies for breach of the Master Agreement or breach of any warranty thereunder) to Owner. Owner agrees to seek remedies or other redress from Crown, its affiliates or their respective directors, officers, employees, agents, successors and assigns (and not to seek remedies or other redress from Vendor, its

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        affiliates or their respective directors, officers, employees, agents, successors and assigns) with respect to any failure by Vendor to perform the Work as contemplated by this Amendment or any breach of a warranty provided in this Amendment (except with respect to any gross negligence or willful misconduct of any of the Indemnitees or any breach by Vendor of the provisions of Section 4.1 of the Agreement).

6. The Work to be subcontracted to Crown as contemplated by this Amendment was originally to be performed by Crown directly for Owner pursuant to the Master License and Services Agreement, dated as of September 29, 2000, among Crown (and related parties) and Owner. For the convenience of the parties, Owner will now purchase such Work from Vendor pursuant to this Amendment and Vendor will subcontract such Work to Crown. Crown has already performed a portion of the subcontracted Work. The parties agree that the portion of the subcontracted Work already performed by Crown will be treated as Work performed under this Amendment.

7. Except as specifically modified by Amendment No. 1, the Agreement in all other respects shall continue in full force and effect.

8. This Amendment may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be signed by their duly authorized representatives effective as of the date first set forth above.

CRICKET COMMUNICATIONS, INC.               NORTEL NETWORKS INC.

By: /s/ S. G. SWENSON                      By: /s/ ROBERT A. RICCITELLI
    --------------------------------           --------------------------------

Name: S. G. Swenson                        Name: Robert A. Riccitelli
      ------------------------------             ------------------------------
      (Type/Print)                               (Type/Print)

Title: President and Chief Operating
       Officer                             Title: Vice President
       -----------------------------              -----------------------------

Date: 12/28/00                             Date: 12/28/00
      ------------------------------             ------------------------------

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                  ATTACHMENT A

                               TO AMENDMENT NO. 1
                 TO SYSTEMS EQUIPMENT PURCHASE AGREEMENT BETWEEN
             CRICKET COMMUNICATIONS, INC. AND NORTEL NETWORKS, INC.
                                SPECIAL PURCHASE



SERVICES TO BE PROVIDED PURSUANT TO AMENDMENT NO. 1:

With respect to each of [*] sites in Owner's proposed [*] market:

        Site Acquisition & Zoning

        A&E Services

        Construction Management

        Program Management

        Installation (and related fees)

With respect to 1 Switch in Owner's proposed [*] market:

        Approximately [*] of Services & Construction

                                 Attachment A-1

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  ATTACHMENT B

                               TO AMENDMENT NO. 1
                 TO SYSTEMS EQUIPMENT PURCHASE AGREEMENT BETWEEN
             CRICKET COMMUNICATIONS, INC. AND NORTEL NETWORKS, INC.

                        SCOPE OF WORK/STATEMENTS OF WORK


                                     [* * *]


The terms and conditions contained in this Attachment B shall apply to the Special Purchase described in Amendment No. 1 (the "Amendment") to the Systems Equipment Purchase Agreement (as so amended, the "Agreement"). Cricket and Nortel acknowledge and agree that the services to be provided pursuant to the Amendment and this Attachment generally shall be performed by Crown on Nortel's behalf, and Cricket agrees to work directly with Crown as if it were Nortel for the purpose of performing work under the Amendment. Accordingly, references in this Attachment to "Vendor" or "Licensor" shall be deemed to refer to Crown and references to Owner or Licensee shall be deemed to refer to Cricket.

                                 Attachment B-1

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A

                                     GENERAL

                                 1. DEFINITIONS


        The following terms as used in this Attachment B (this "Attachment") are defined as follows:

        "ACCEPTANCE DATE" The date on which Licensee has accepted the Site.

        "ACCEPTANCE PROCEDURES" Those procedures set forth in Section 3.9.

        "BUILD TO OWN SITES" Those Sites built pursuant to the terms set forth in Section 4.6 of this Attachment and Exhibit "B-5", where Licensee elects to retain ownership of a Site and no Licensor Sites or Third Party Sites are available.

        "BUILD TO SUIT SITES" Those Sites built pursuant to the terms set forth in Section 4.5 of this Attachment and Exhibit B-4 in order to satisfy Licensee's RF requirements where no Licensor Sites or Third Party Sites are available.

        "BUSINESS DAYS" Those calendar days excluding Saturdays, Sundays and legal federal holidays.

        "COMPLETION DATE" The date upon which Licensor notifies Licensee that all Services have been fully performed at a Site such that Licensee may begin its Acceptance Procedures as set forth in Section 3.9 below.

        "EQUIPMENT" Licensee's communications equipment and other personal property installed on the Facilities and authorized pursuant to the Site Engineering Application approved by Licensor pursuant to this Attachment.

        "EXTRAORDINARY ROOFTOP SITE" A rooftop Site which requires structural modifications or upgrades to accommodate the Equipment; lacks adequate power or telco service at Site level or requires core drilling to extend such services to the rooftop; requires the installation of utility risers; requires the use of cranes to deliver equipment to the rooftop; requires extraordinary tenant improvements; requires penetration of the roof surface or paved walkways; is located on a historic building or requires stealth design; requires a roof-mounted equipment shelter; or, requires more construction drawings or structural analysis than a typical tower site.

        "FAA" The Federal Aviation Administration.

        "FCC" The Federal Communications Commission.

                                 Attachment B-2

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

        "FACILITIES" That portion of each Site which is licensed to Licensee.

        "GOVERNMENT ENTITY" Any federal, state or local governmental unit or agency thereof with jurisdiction applicable to a Site or Sites.

        "LICENSOR SITE" A Site owned or controlled by Licensor which is in existence on the date a Search Area Request is received from Licensee.

        "MASTER LICENSE AGREEMENT" The Master License and Services Agreement previously entered into between Crown Castle USA Inc (and related entities) and Cricket Communications, Inc.

        "RF" Radio frequency.

        "SEARCH AREA REQUEST" A request from Licensee to Licensor to identify a potential Site within the parameters set forth therein in the form attached hereto as Exhibit "G-1".

        "SERVICES" The work performed by Licensor on behalf of Licensee pursuant to the scopes of work, pricing and specifications set forth in Section 3 of this Attachment.

        "SITE" The tower, land area, equipment shelters, easements, roadways and all improvements thereto owned or otherwise controlled by Licensor, its affiliates or subsidiaries and available for license to third parties.

        "SITE CANDIDATE" The information regarding a potential Site submitted by Licensor to Licensee on a Site Candidate Form in the form attached hereto as Exhibit "G-2" in response to a Search Area Request.

        "SITE ENGINEERING APPLICATION" The application form set forth in Exhibit "H" of this Attachment.

        "THIRD PARTY SITE" An existing Site not owned or otherwise controlled by Licensor, its affiliates or subsidiaries.

                                  2. Omitted.

                                  3. SERVICES

        3.1 SCOPE OF SERVICES.

The Services provided by Licensor to Licensee in each market shall apply to the following categories of Sites:

            3.1.1 Turnkey Sites. Sites where Licensee engages Licensor to perform the services set forth in the Scope of Work and pricing attached hereto as Exhibit "B-1".

            3.1.2 Non-Turnkey Sites. Omitted.

                                 Attachment B-3

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

\
            3.1.3 Omitted.

            3.1.4 Build To Suit Sites. Sites where Licensee engages Licensor to perform the services set forth in the Scope of Work attached hereto as Exhibit "B-4".

            3.1.5 Build to Own Sites. Sites where Licensee engages Licensor to perform the services set forth in the Scope of Work attached hereto as Exhibit "B-5".

            3.1.6 Switch Sites. Sites where Licensee engages Licensor to perform the services set forth in the Scope of Work and pricing attached hereto as Exhibit "C".

        3.2 ADDITIONAL SERVICES. In addition to the Services provided to Licensee by Licensor set forth above, Licensor shall provide Licensee the following additional Services on a market by market basis:

            3.2.1 Omitted.

            3.2.2 Ancillary Services. In the event additional services, material or equipment which is not included in the other sections of this Attachment are required by Licensee, Licensor shall provide such materials, labor or equipment to Licensee at the rates published in Exhibit "E", attached hereto.

            3.2.3 Omitted.

        3.3 LICENSOR OBLIGATIONS. Licensor shall perform the Services in accordance with all applicable rules, regulations, guidelines, directives and laws of any Government Entity. Licensor shall undertake to meet all required milestone completion dates mutually agreed to by Licensor and Licensee, and shall promptly notify Licensee of completion of the specified Services in the manner designated by Licensee in the Notice of Completion attached hereto as Exhibit "G-3". Licensor shall oversee and provide general direction of all contractors and subcontractors, using the care and skill ordinarily used by members of Licensor's industry practicing under similar conditions at the same time in the same geographic area. Unless otherwise specified in this Attachment, Licensor shall provide and pay for all labor, supervision, materials (except for those to be provided by Licensee), construction services and layout, equipment, tools, construction equipment and machinery, water, utilities, transportation and other facilities and services necessary for proper execution and completion of the Services.

        3.4 LICENSEE OBLIGATIONS. Licensor may invoice Nortel, promptly after the Acceptance Date, the fee due for the performance of the Services as specified in this Attachment. Licensee shall provide Licensor in a timely fashion all applicable plans and specifications and equipment required by Licensor to perform the Services.


        3.5 LICENSOR REPRESENTATIONS. With respect to the performance of the Services pursuant to this Attachment, Licensor represents and warrants as follows:

            3.5.1 The Services to be performed under this Attachment and all workmanship and equipment provided, furnished, used or installed shall be safe, substantial and durable in all respects, and that all of the Services shall be performed in conformance with the terms of this Attachment.

                                 Attachment B-4

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

            3.5.2 Licensor is knowledgeable or experienced in the type of Services identified herein and has at least five (5) years experience in the development, construction, supervision, installation and maintenance of wireless communications facilities.

            3.5.3 Licensor is authorized to do business and perform the Services in the applicable jurisdictions.

        3.6 LICENSEE REPRESENTATIONS. With respect to performance of the Services to this Attachment, Licensee represents and warrants as follows:

            3.6.1 Licensee is authorized to do business in the applicable jurisdictions.

            3.6.2 Omitted.

            3.6.3 Licensee agrees to pay Nortel for all Services performed in accordance with the terms of this Agreement.

        3.7 RELATIONSHIP OF THE PARTIES. Licensor, its agents, subcontractors and employees shall manage or perform the Services as independent contractors, and not as agents, partners, joint venturers or employees of Licensee.

        3.8 LICENSEE'S RESERVED RIGHTS. Notwithstanding any contrary provision, Licensee shall reserve the right, in its sole discretion, to select its radio equipment vendor and installation contractor. With respect to Licensor Sites, the installation contractors so selected by Licensee shall be subject to Licensor's approval, which approval shall not be unreasonably withheld, conditioned or delayed upon thirty (30) days prior written notice. In connection with any work performed, Licensee and its radio equipment vendor shall have the right to obtain independent bids for any work to be performed. [* * *] It is agreed and understood that all such bidders solicited by Licensee or its radio equipment vendor shall possess at least five (5) years experience in the construction and installation of wireless communications tower facilities and possess the same types and levels of insurance as Licensor.


        3.9 ACCEPTANCE PROCEDURES. Upon final completion of the Services at any Site in accordance with the provisions of this Attachment ("Completion Date"), Licensor shall issue to Licensee a Notice of Completion and shall request, in writing, final inspection of the Services. Licensee will inspect the Services within five (5) business days of the receipt of Licensor's notice that the Services are complete. Within ten (10) business days of the inspection, Licensee will either provide a signed writing evidencing final acceptance of the Services (which date shall then be the "Acceptance Date") or, through the use of a punch list form, advise Licensor of the portions of the Services that are defective or incomplete or of obligations that have not been fulfilled but are required for final acceptance. Licensor shall arrange to complete any unfinished or defective portion of the Services, which is necessary to install and operate Licensee's equipment within fifteen (15) business days following issuance of the punch list. Upon Licensor's completion of the punch list items, Licensor shall certify in writing the completion of the punch list work. Within ten (10) business days of the submission of the completed punch

                                 Attachment B-5

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

list, Licensee shall provide a certificate of inspection to Licensor which confirms that the punch list items have been completed, and submit a signed and dated letter certifying that the constructed Site conforms to the specifications and indicating completion of the Services and Acceptance Procedure, and such date shall become the Acceptance Date.

        3.10 CORRECTIVE ACTION. Licensee may notify Licensor in writing of any Services or condition which Licensee in good faith and reasonably believes are defective. In such event, Licensor shall arrange to correct any defective portion of the Services, including all materials and equipment; provided, however, that materials supplied by Licensee which Licensor arranges to be installed, tested and accepted by Licensee and are thereafter found to be defective shall be replaced by Licensor at the additional expense of Licensee in accordance with the Licensor's published rates as set forth on Exhibit "E".

        3.11 MODIFICATIONS. All modifications of the Services under this Attachment shall be in writing signed by Licensee and Licensor, on behalf of Nortel (and, in the case of any modification that increases or decreases the price of services rendered in connection with any particular Site by more than [*], shall also be signed by Nortel). Either party may request a modification to the Services under this Attachment. If Licensor requests a modification to the Services, then in such event, Licensor, prior to the commencement of such changed or revised portion of the Services, shall submit promptly to Licensee written copies of a claim for adjustment to the fees due, and time for completion, for such revised Services in a manner consistent with requirements of this Attachment. Licensor may request a change in the Services by providing Licensee with a written request describing the change. If such change is acceptable to Licensee, Licensee shall provide a written change order to Licensor as set forth above. Licensee shall have [*] business days to either provide Licensor with the requested change order or provide written notice that the request is denied. Licensor shall not perform any change in the Services, including additions, deletions or other revisions, without prior written authorization from Licensee.



        3.12 TERMINATION OF SERVICES. Notwithstanding any contrary provision contained in this Attachment, Licensee, Licensor or Nortel may terminate the provision of Services at any Site upon which termination shall be effective thirty (30) days after receipt of such written notice by the other party. Upon termination, Licensor shall take all steps necessary to: (i) terminate all orders in connection with the Services provided at that Site which can be terminated without cost; (ii) terminate and settle, subject to Licensee's prior approval, all other orders and subcontracts where the cost of settlement will be less than the costs which would be incurred if such orders or subcontracts were completed; and, (iii) if directed by Licensee, do such work as is necessary to preserve the work in progress in order to enable a smooth transition to a replacement service provider. Licensor shall be entitled to payment of the completed portion of the Services, and the reasonable costs to settle orders and subcontracts and the cost to preserve the work in progress in the event Licensee terminates the Services. In the event Licensor terminates the Services, Licensor shall only be entitled to payment for the completed portion of the Services.

                 4. SITE IDENTIFICATION AND ACQUISITION PROCESS

        4.1 SEARCH PROPOSALS. Licensee shall submit each desired search area in a market to Licensor on a Search Area Request, which shall identify the applicable search areas for Site Candidates. Licensor and Licensee shall mutually agree upon the maximum time permitted for

                                 Attachment B-6

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Licensor to submit a SLA package for Site Candidates. Licensor shall use reasonable efforts to identify [*] Site Candidates reasonably consistent with the criteria set forth in the Search Area Request. In identifying Site Candidates, Licensor shall first identify and review existing Licensor Sites and existing Third Party Sites (including Rooftop Sites) to determine their suitability to Licensee's requirements. Licensor shall submit such information to Licensee regarding Licensor Sites and Third Party Sites. If Licensor's review of existing Licensor Sites or Third Party Sites does not produce an acceptable Site Candidate to Licensee, Licensor shall identify locations for potential Build To Suit Sites. All Site Candidates shall be submitted to Licensee on a site candidate form.

        4.2 RF APPROVAL. Licensee shall endeavor to test the Site Candidates and notify Licensor in writing whether any or all of the Site Candidates meet Licensee's radio frequency ("RF") distribution requirements and search proposal conditions within [*] business days of Licensor's submission to Licensee of each Site Candidate. If Licensee fails to provide timely notice of RF approval or rejection to Licensor, then Licensor shall not be required to provide any additional Site Candidates in response to the applicable search proposal or take any other actions with respect to the Site Candidates; provided, however, that it is agreed and understood that Licensee's failure to respond shall not be deemed an authorization for Licensor to perform additional candidate searches. If Licensee finds that all Site Candidates provided by Licensor do not conform to Licensee's requirements and conditions set forth in the Search Area Request, then Licensee shall provide prompt written notice thereof to Licensor, together with its reasons for rejecting each Site Candidate. Licensee shall not unreasonably reject any Site Candidate. In the event that Licensee rejects all Site Candidates, Licensor and Licensee shall identify a new search area, on mutually acceptable terms. In the event that Licensee revises the search proposal, Licensor shall be obligated to provide up to [*] additional Site Candidates to Licensee for each revised search proposal. Licensor shall be entitled to payment of an additional milestone charge for each search area re-issued by Licensee. If, within the time frames set forth herein, no Site Candidate has been identified and agreed to by the parties in response to the search proposal, then Licensor shall be entitled to reject the search proposal. In the event Licensee elects to eliminate a search area, Licensor shall be entitled to payment of any milestones completed.

        4.3 EXISTING LICENSOR SITES. In the event the Site Candidate approved by Licensee is a Licensor Site, Licensee shall issue, together with its RF approval, a Site Engineering Application for that Site, setting forth Licensee's specific requirements at that Site.

        4.4 THIRD PARTY SITES. In the event the Site Candidate approved by Licensee is a Third Party Site, Licensee's issuance of its RF approval shall be deemed as an authorization to Licensor to negotiate the terms of a co-location agreement on behalf of Licensee with the owner of the Third Party Site. In the event that Licensee has rights in any Third Party Sites pursuant to existing agreements with such third parties, Licensor shall act as Licensee's agent to obtain an interest in the Site on Licensee's behalf pursuant to the terms of such existing agreement. Licensee shall issue a Site Engineering Application to Licensor setting forth Licensee's requirements at the Third Party Site.

        4.5 BUILD TO SUIT SITES. In the event a search area or Site Location requires the construction of a new tower on vacant land, Licensor shall have the right of first refusal to propose to Licensee that Licensor secure such land, erect a communication facility at Licensor's sole cost and expense and at all times retain ownership of the facility (Build to Suit Site)(Subject to Licensee's rights with respect to Build to Own Sites as set forth in Section 4.6 below). If a

                                 Attachment B-7

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Site Candidate is approved by Licensee to be a Build to Suit Site, Licensee shall issue a written statement identifying the Site Candidate as such. The written statement shall be deemed as authorization to Licensor to proceed to obtain within ninety (90) days of such approval a property interest in the Site. Licensee shall also execute a Site Engineering Application for that Site. Failure of Licensee to timely return the Site Engineering Application to Licensor in the required time period shall constitute a rejection of that Site. Licensor shall at all times retain ownership of the Build to Suit Sites. Licensor, at its option, may construct the tower to a height greater than that required by Licensee so long as such additional tower height does not result in unreasonable delay in construction due to additional regulatory approval. Upon receiving Licensee's Notice to Proceed in the form set forth in Exhibit "G-4", Licensor shall, separate from this Amendment No. 1, license space at the Site pursuant to the terms and conditions outlined in the Master License Agreement. Licensee shall have the exclusive first choice of location on the tower and /or within any equipment building or outside pad location. In the event Licensor and Licensee agree on a Build to Suit Site, Licensee shall, separate from this Amendment No. 1, execute a SLA in the form set forth in the Master License Agreement. All Site development and installation costs associated with a Build to Suit Site shall conform to the requirements set forth in the Scope of Work in Exhibit "B-4." Licensee acknowledges and agrees that the initial term of all Build To Suit Sites shall be [*] years. Licensor may, in its reasonable discretion, reject a Site Candidate that is a Build To Suit Site if, upon completion of Site Acquisition Services and prior to Licensee's issuance of a Notice to Proceed, Licensor determines that: (i) construction cost of the Build To Suit Site shall exceed [*]; (ii) the Site cannot be constructed to a height which would permit Licensor the opportunity to license the Site to additional tenants and receive a reasonable financial return; (iii) Licensor reasonably determines that it will require more than [*] months from the issuance of the Search Proposal to complete the proposed Build To Suit Site; (iv) Licensor is unable to timely receive the required zoning or other regulatory approvals necessary to meet Licensee's RF requirements; (v) a Site owned by Licensor or a third party is located within [*] of the geographic center of the search area. In the event that Licensor elects not to construct a proposed Build To Suit Site for any of the reasons set forth above, it shall so notify Licensee in writing, and Licensor's obligation to Licensee with respect to that Build To Suit Site shall be fulfilled. Licensor shall be entitled to the compensation set forth in applicable fee schedule for the Services performed prior to the rejection of the Build To Suit Site. Licensor shall assign its rights in the rejected Site to Licensee upon payment of such compensation by Licensee. Licensee, at its sole option, may offer Licensor a mutually agreed upon capital contribution in exchange for a reduction of monthly rent or as an inducement to Licensor to construct and own a Build To Suit Site otherwise rejected by Licensor. Licensee shall also be entitled to reserve space at Build to Suit Sites subject to the terms set forth in the Master License Agreement.

        4.6 BUILD TO OWN SITES. Licensee may elect to retain ownership and control of any raw land Site upon Licensor's completion of construction of such Site and installation of Licensee's Equipment. Licensee shall notify Licensor of Licensee's intent to retain ownership of a Site by issuing written notice to Licensor with Licensee's issuance of the Notice to Proceed.

        4.7 LICENSEE'S RESERVED RIGHTS. Notwithstanding any contrary provision, with respect only to Build To Suit Sites, Licensee shall reserve the right to construct any Build To Suit Site rejected by Licensor; however Licensee shall remain responsible to reimburse Licensor its costs of obtaining a Site Candidate pursuant to the applicable fee schedule.

                                 Attachment B-8

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    5. SITE DEVELOPMENT/INSTALLATION PROCESS

        5.1 SLA PACKAGE. Upon receipt of the Site Engineering Application from Licensee, Licensor shall supply Licensee no later than ten (10) days after receipt of the Site Engineering Application with: [* * *]

        5.2 NOTICE TO PROCEED. Following Licensee's receipt of a complete SLA Package, Licensee shall execute a SLA for the Site and issue a Notice to Proceed to Licensor in the form attached hereto as Exhibit "G-4", which shall authorize Licensor to proceed with the Services necessary to install Licensee's Equipment at a Site. Licensor shall perform such services in accordance with the applicable Scopes of Work set forth in Exhibits "B-1", "B-4", "B-5" and "C".

                                   6. Omitted

                                   7. Omitted

                                   8. Omitted

                      9. Omitted except as provided below.

        9.6 NON-STANDARD SITE COSTS. Prior to proceeding with the provision of Services for any Extraordinary Rooftop Site or Third Party Site, Licensor shall provide Licensee with a total bid cost for all work associated with Licensee's installation at such a Site. Licensee shall, within ten (10) days, notify Licensor in writing of its notice for Licensor to proceed to perform the Services at that Site for the cost identified in Licensor's bid.

                      10. Omitted except as provided below.


        10.2 INSTALLATION, MODIFICATION AND RELOCATION

             10.2.1 Initial Installation. Licensee's initial installation of Equipment at a Site shall be subject to Licensor's review to determine Licensee's compliance with Licensor's structural, engineering, environmental and legal requirements as well as the standards set forth in Exhibit "L" hereto. Licensor shall act as project manager and shall provide initial installation services to Licensee pursuant to a mutually agreed upon Scope of Work and in accordance with the standards described in Exhibit "L". The parties agree, notwithstanding Licensor's project management requirements, that all construction will be completed by a licensed construction contractor under Licensor's supervision. Licensor is not a construction contractor.

                                11-27. Omitted.

                                 Attachment B-9

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   28. NOTICES

        All notices hereunder shall be in writing and shall be given by (i) established express delivery service which maintains delivery records, (ii) hand delivery, or (iii) certified or registered mail, postage prepaid, return receipt requested. Notices may also be given by facsimile transmission, provided the notice is concurrently given by one of the above methods. Communication by electronic or computerized mail shall not be accepted as effective notice under this Attachment. Notices are effective upon receipt, or upon attempted delivery if delivery is refused or if delivery is impossible because of failure of a party to provide an effective address and telephone number for the other party to accomplish delivery by the means herein authorized. The notices shall be sent to the parties at the following addresses:

        As to Licensee:             Cricket Communications, Inc.
                                    10307 Pacific Center Court
                                    San Diego, CA  92121
                                    Attention: Legal Department
                                    Telephone Number: (858) 882-6013
                                    Facsimile Number:     (858) 882-6040

        As to Licensor:             Crown Castle
                                    375 Southpointe Boulevard
                                    Canonsburg, PA  15317
                                    Attention:  Legal Department
                                    Telephone Number:  (724) 416-2000
                                    Facsimile Number:  (724) 416-2468

        As to Nortel:               Nortel Networks Inc.
                                    MS 991/12/B40
                                    2221 Lakeside Boulevard
                                    Richardson, Texas  75082-4399
                                    Attention:  Legal Department
                                    Telephone: (972) 684-0184
                                    Facsimile: (972) 685-3504

        Licensor or Licensee may from time to time designate any other address for this purpose by giving written notice to the other party. Any address provided orally or published by any public source shall be deemed the effective address hereunder if a written notice is returned to the sender indicating that the addressee party is unknown or not present at the address provided in writing by the addressee.

                                29-44. Omitted.

                                Attachment B-10

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                   EXHIBIT B-1

                                  SCOPE OF WORK
                                  TURNKEY SITES


I.      PRE-DEPLOYMENT SERVICES

Licensor (sometimes referred to as "Vendor") will analyze existing zoning requirements and real estate availability in the market of interest. The following activities shall be included in this scope of work.

        [* * *]

                                 Attachment B-11

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

II.     SITE ACQUISITION AND ZONING SERVICES

        Vendor shall supply all necessary services, office space, equipment and staff to identify, evaluate, lease, zone and permit the construction of cell sites in the market. Adequate space shall also be made available to Owner supervisory staff to carry out their duties. These services shall include:

        [* * *]

                                Attachment B-12

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        [* * *]






III.    ARCHITECTURAL AND ENGINEERING SERVICES

        Prepare the following documentation for each cell site when directed by Owner representative. Pricing to include coordinating schedules for deliverables with Owner and assisting Owner to obtain zoning and construction permits as well as coordination of the project with Site Acquisition, Zoning and Construction requirements. All work will be in conformance with local, state, and federal regulations, standard professional practice, the other provisions of this agreement, and the reasonable requests of Owner. All final engineering documentation to be delivered to Owner and regulatory agencies shall be stamped (sealed) by a licensed engineer authorized to perform work in the state where the project is located.

        [* * *]

                                Attachment B-13

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        [* * *]



IV.     CONSTRUCTION MANAGEMENT SERVICES

        Oversee, estimate, bid, select and manage the following aspects of the program needed to construct the cell site network including any and all related telephony and power.

        [* * *]

                                Attachment B-14

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        [* * *]

V.      OVERALL PROGRAM AND PROJECT MANAGEMENT

        [* * *]

                                Attachment B-15

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  SCOPE OF WORK

                                  TURNKEY SITES


[One Page of Technical Information Deleted Pursuant to Confidential Treatment Request]

                                Attachment B-16

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[Four Pages of Pricing Information Deleted Pursuant to Confidential Treatment Request]

                                Attachment B-17

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                   EXHIBIT B-4

                           BUILD TO SUIT SCOPE OF WORK

I. SITE ACQUISITION AND ZONING SERVICES

        Licensor shall supply all necessary services, office space, equipment and staff to identify, evaluate, lease, zone and permit the construction of cell sites in the market. Adequate space shall also be made available to Licensee supervisory staff to carry out their duties. These services shall include:

        [* * *]

                                Attachment B-21

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        [* * *]






II.     ARCHITECTURAL AND ENGINEERING SERVICES

        Prepare the following documentation per Licensor custom and practice, to include Program Management, Site Acquisition, Zoning and Construction Management. Pricing to include coordinating schedules for deliverables with Licensee and assisting Licensee to obtain zoning and construction permits as well as coordination of the project with Site Acquisition, Zoning and Construction requirements. All work will be in conformance with local, state, and federal regulations and standard professional practice. All final engineering documentation to be delivered to Licensee and regulatory agencies shall be stamped (sealed) by a licensed engineer authorized to perform work in the state where the project is located.

        [* * *]

                                Attachment B-22

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        [* * *]






III.    CONSTRUCTION MANAGEMENT SERVICES

        Oversee, estimate, bid, select and manage the following aspects of the program needed to construct the cell site network including any and all related telephony and power.

        [* * *]

                                Attachment B-23

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        [* * *]





IV.     OVERALL PROGRAM AND PROJECT MANAGEMENT

        [* * *]

                                 Attachment B-24

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B-4

                                  SCOPE OF WORK
                               BUILD TO SUIT SITES

     [Three Pages of Technical and Pricing Information Deleted Pursuant to
                        Confidential Treatment Request]

                                Attachment B-25

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                   EXHIBIT B-5

                           BUILD TO OWN SCOPE OF WORK


I.      SITE ACQUISITION AND ZONING SERVICES

        Licensor shall supply all necessary services, office space, equipment and staff to identify, evaluate, lease, zone and permit the construction of cell sites in the market. Adequate space shall also be made available to Licensee supervisory staff to carry out their duties. These services shall include:

        [* * *]

                                Attachment B-28

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        [* * *]






II.     ARCHITECTURAL AND ENGINEERING SERVICES

        Prepare the following documentation per Licensor custom and practice, to include Program Management, Site Acquisition, Zoning and Construction Management. Pricing to include coordinating schedules for deliverables with Licensee and assisting Licensee to obtain zoning and construction permits as well as coordination of the project with Site Acquisition, Zoning and Construction requirements. All work will be in conformance with local, state, and federal regulations and standard professional practice. All final engineering documentation to be delivered to Licensee and regulatory agencies shall be stamped (sealed) by a licensed engineer authorized to perform work in the state where the project is located.

        [* * *]

                                Attachment B-29

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        [* * *]



III. CONSTRUCTION MANAGEMENT SERVICES

        Oversee, estimate, bid, select and manage the following aspects of the program needed to construct the cell site network including any and all related telephony and power.

        [* * *]

                                 Attachment B-30

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        [* * *]


IV.     OVERALL PROGRAM AND PROJECT MANAGEMENT

        [* * *]

                                Attachment B-31

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  SCOPE OF WORK
                               BUILD TO OWN SITES


[Two Pages of Technical Information Deleted Pursuant to Confidential Treatment Request]


                                Attachment B-32

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[One Page of Pricing Information Deleted Pursuant to Confidential Treatment Request]

                                Attachment B-34

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                    EXHIBIT C

                          SCOPE OF WORK - SWITCH SITES

             SCOPE OF WORK - SITE ACQUISITION - MOBILE SWITCH CENTER


Provide and coordinate schedules for deliverables including the following four tasks:

-       Task I - Preliminary Research

-       Task II - Site Identification

-       Task III - Lease Acquisition

-       Task IV - Zoning Approvals and Permitting


[Six Pages of Technical Information Deleted Pursuant to Confidential Treatment Request]


                                Attachment B-35

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[One Page of Pricing Information Deleted Pursuant to Confidential Treatment Request]


                                Attachment B-41

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                    EXHIBIT E

                          CROWN CASTLE PUBLISHED RATES

[One Page of Pricing Information Deleted Pursuant to Confidential Treatment Request]

                                Attachment B-42

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                   EXHIBIT G-1

                            CRICKET SEARCH AREA FORM

[Two Pages of Proprietary Information Deleted Pursuant to Confidential Treatment Request]


                                Attachment B-43

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                   EXHIBIT G-2


[Four Pages of Proprietary Information Deleted Pursuant to Confidential Treatment Request]

                                Attachment B-45

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                   EXHIBIT G-3

                              NOTICE OF COMPLETION
                                   OF SERVICES



TO:_____________________________________________________________________________

FROM:___________________________________________________________________________

The following services have been completed:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



Applicable Sites:

____________________________________       ____________________________________

____________________________________       ____________________________________

____________________________________       ____________________________________



____________________________________       ____________________________________
Licensor Project Manager                   Date


____________________________________       ____________________________________
Licensee Representative                    Date


                                Attachment B-49

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                   EXHIBIT G-4

                  Notice to Proceed - Site Development Services


[One Page of Proprietary Information Deleted Pursuant to Confidential Treatment Request]

                                Attachment B-50

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                   EXHIBIT G-5

                          FINAL LEASE PACKAGE CHECKLIST

[Seven Pages of Proprietary Information Deleted Pursuant to Confidential Treatment Request]


                                Attachment B-51

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                   EXHIBIT G-6

                          COMPLIANCE PACKAGE CHECKLIST

[Seven Pages of Technical and Proprietary Information Deleted Pursuant to Confidential Treatment Request]

                                Attachment B-58

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                   EXHIBIT G-7

                    CONSTRUCTION NOTICE TO PROCEED CHECKLIST


[One Page of Technical Information Deleted Pursuant to Confidential Treatment Request]

                                Attachment B-65

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                   EXHIBIT G-8

                              FINAL PROJECT BINDER
                                  CONSTRUCTION
                                    CHECKLIST


[Two Pages of Proprietary Information Deleted Pursuant to Confidential Treatment Request]

                                 Attachment B-66

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                    EXHIBIT H

                         CROWN CASTLE INTERNATIONAL INC.
                          APPLICATION ENGINEERING DATA

                                Version: 3.70.00

------------------------------
CNS-AED-03259
------------------------------
    [Crown Castle Logo]

                         CROWN CASTLE INTERNATIONAL INC.
                          APPLICATION ENGINEERING DATA

-------------------------------------    ---------------------------------------------------
              Customer                            Project Installation Date
-------------------------------------    ---------------------------------------------------
        Business Units                                  Date of Application
-------------------------------------    ---------------------------------------------------
       Crown Site Name                                             Revision
-------------------------------------    ---------------------------------------------------
           Site Street                                 Date Last Revised on
-------------------------------------    ---------------------------------------------------
             Site City
-------------------------------------    ---------------------------------------------------
            Site State                      Crown Use Only:
-------------------------------------    ---------------------------------------------------
              Site Zip                                       JDE Job Number
-------------------------------------    ---------------------------------------------------
              Latitude                                      Customer Number
-------------------------------------    ---------------------------------------------------
             Longitude                           Crown Regional P.O.C. Name
-------------------------------------    ---------------------------------------------------
    Customer Site Name                                                Phone
-------------------------------------    ---------------------------------------------------



Technology and Frequency Data:
-------------------------------------------------
     ID       Antenna Technology  Frequency Band
-------------------------------------------------
     1
-------------------------------------------------
     2
-------------------------------------------------
     3
-------------------------------------------------
     4
-------------------------------------------------
     5
-------------------------------------------------
     6
-------------------------------------------------
     7
-------------------------------------------------



                     MOUNT       TRUE        ELECT
                    CENTER       NAG         MECH



--------------------------
Antenna Information
--------------------------------------------------------------------------------------------------------------------------
                                                                      Down       Tower Mnt. Amp.
        Antenna   Use     Antenna  Level            Azimuth           Tilt     -----------------      Feedline  Feedline
#         ID      Code     Model    (f)   Orient    (degree)        (degree)     Y/N       Gain {dB      Type   Lgth (Ft)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
    1
--------------------------------------------------------------------------------------------------------------------------
    2
--------------------------------------------------------------------------------------------------------------------------
    3
--------------------------------------------------------------------------------------------------------------------------
    4
--------------------------------------------------------------------------------------------------------------------------
    5
--------------------------------------------------------------------------------------------------------------------------
    6
--------------------------------------------------------------------------------------------------------------------------
    7
--------------------------------------------------------------------------------------------------------------------------
    8
--------------------------------------------------------------------------------------------------------------------------
    9
--------------------------------------------------------------------------------------------------------------------------
   10
--------------------------------------------------------------------------------------------------------------------------
   11
--------------------------------------------------------------------------------------------------------------------------
   12
--------------------------------------------------------------------------------------------------------------------------



--------------------------
Antenna Information
-----------------------------------------------------------------------------------------------------
        Antenna   Use     Feedline    Color    Num of
#         ID      Code    Connector   Code    Feedlines   Technology Frequency Data ID(s)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
    1
-----------------------------------------------------------------------------------------------------
    2
-----------------------------------------------------------------------------------------------------
    3
-----------------------------------------------------------------------------------------------------
    4
-----------------------------------------------------------------------------------------------------
    5
-----------------------------------------------------------------------------------------------------
    6
-----------------------------------------------------------------------------------------------------
    7
-----------------------------------------------------------------------------------------------------
    8
-----------------------------------------------------------------------------------------------------
    9
-----------------------------------------------------------------------------------------------------
   10
-----------------------------------------------------------------------------------------------------
   11
-----------------------------------------------------------------------------------------------------
   12
-----------------------------------------------------------------------------------------------------


Antenna Specifications:
------------------------------------------------------------------------------------------------------------------------
                                                              Dimensions (Inches)
                                     Ant      Connector   -------------------------       Ant.      Exposed    Mount Wg.
       Ant Model       Manufacturer  Type       Type      Height     Width    Depth     Wgt (LB)    Area (Ft)    (LB)
------------------------------------------------------------------------------------------------------------------------
1
------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
     Feedline Mfg.                      Part Number                                         Type:
------------------------------------------------------------------------------------------------------------------------
     Feedline Mfg.                      Part Number                                         Type:
------------------------------------------------------------------------------------------------------------------------

For sectored antenna systems the customer will supply a drawing of the antenna arrangement.

The information above is accurate and complete for all antenna installations required.


Lightning Suppressor
-----------------------------------------------------------------
     1          Manufacturer                     Model
-----------------------------------------------------------------
     2
-----------------------------------------------------------------

Base Station Equipment
-----------------------------------------------------------------
         Equipment Manufacturer
-----------------------------------------------------------------
                   Model Number
-----------------------------------------------------------------
           Power Output (Watts)
-----------------------------------------------------------------
        Equipment Conn. Type(s)
-----------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
     Frequencies (MHz)                Transmit                    Receive                  Antenna ID(s)
---------------------------------------------------------------------------------------------------------------
  ALL FREQUENCIES MUST BE
      ACTUAL OPERATING         --------------------------------------------------------------------------------
 FREQUENCIES. CROWN MUST BE
    NOTIFIED IF THEY ARE       --------------------------------------------------------------------------------
          MODIFIED
                               --------------------------------------------------------------------------------

                               --------------------------------------------------------------------------------

                               --------------------------------------------------------------------------------

                               --------------------------------------------------------------------------------

                               --------------------------------------------------------------------------------

                               --------------------------------------------------------------------------------


Transmitter Intermod Protection:                              Land/Building/Power Requirements:
---------------------------------------------------------     --------------------------------------------------------------
         Bandpass Filter Mfg                                              Building/Shelter Size
---------------------------------------------------------     --------------------------------------------------------------
     Bandpass Filter Model #                                              Building/Shelter Type
---------------------------------------------------------     --------------------------------------------------------------
       Bandpass Filter Range                                                  Required AC Power
---------------------------------------------------------     --------------------------------------------------------------
       Duplexor Manufacturer                                                House/Metered Power
---------------------------------------------------------     --------------------------------------------------------------
       Duplexor Model Number                                               Floor Space Assigned
---------------------------------------------------------     --------------------------------------------------------------
    Duplexor TX-RX Isolation                                                    Pad Requirement
---------------------------------------------------------     --------------------------------------------------------------


Manufacturer's specifications for antennas, equipment and shelter:

        Attached
                                                 ----------------
        Hard Copy to be Forwarded by (Date):
                                                 ----------------
        Previously Supplied

-------------------------------------------------------------------------------
The information above is complete and accurate:  (Customer Signature)
-------------------------------------------------------------------------------

[ ]     Application Fee Required

------------------------------------------------------------------------
            Customer RF Contact Name
------------------------------------------------------------------------
                        Phone Number
------------------------------------------------------------------------
        Customer Const. Contact Name
------------------------------------------------------------------------
                        Phone Number
------------------------------------------------------------------------


------------------------
For Crown Use Only:
------------------------

Complete Engineering Review Requested

Request for Administrative Review Only, Crown Region   ------------------------
Authorizes Approval (VP/GM Signature Required)
                                                       ------------------------

Comments/Special Instructions:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

THIS APPLICATION IS SUBJECT TO ENGINEERING APPROVAL AND MAY ALSO BE SUBJECT TO LOCAL ZONING OR CONSTRUCTION APPROVAL WHICH MAY REQUIRE LAND OWNER CONSENT

                                 Attachment B-68

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                    EXHIBIT L


    SPECIAL CONDITIONS, SITE RULES AND REGULATIONS, AND ACCESS AND SECURITY
                              PROCEDURES FOR USERS

    [Fifteen Pages of Technical Information Deleted Pursuant to Confidential
                               Treatment Request]


                                Attachment B-69

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

                                  ATTACHMENT C

                               TO AMENDMENT NO. 1
                 TO SYSTEMS EQUIPMENT PURCHASE AGREEMENT BETWEEN
              CRICKET COMMUNICATIONS, INC. AND NORTEL NETWORKS INC.


SECTION 26.18 OF SYSTEMS EQUIPMENT PURCHASE AGREEMENT:

        26.18 Confidentiality. (a) All information which is identified as proprietary or confidential by the disclosing party, including without limitation all oral and written information (including, but not limited to, determinations or reports by arbitrators pursuant to the terms of this Contract), disclosed to the other party is deemed to be confidential, restricted and proprietary to the disclosing party (hereinafter referred to as "Proprietary Information"). Each party agrees to use the Proprietary Information received from the other party only for the purpose of this Contract. Except as specified in this Contract, no other rights, and particularly licenses, to trademarks, inventions, copyrights, patents, or any other intellectual property rights are implied or granted under this Contract or by the conveying of Proprietary Information between the parties. Proprietary Information supplied is not to be reproduced in any form except as required to accomplish the intent of, and in accordance with the terms of, this Contract. The receiving party shall provide the same care to avoid disclosure or unauthorized use of Proprietary Information as it provides to protect its own similar proprietary information but in no event shall the receiving party fail to use reasonable care under the circumstances to avoid disclosure or unauthorized use of Proprietary Information. All Proprietary Information shall be retained by the receiving party in a secure place with access limited to only such of the receiving party's employees, subcontractors or agents who need to know such information for purposes of this Contract and to such third parties as the disclosing party has consented to by prior written approval. All Proprietary Information, unless otherwise specified in writing (i) remains the property of the disclosing party,
(ii) shall be used by the receiving party only for the purpose for which it was intended, and (iii) such Proprietary Information, including all copies of such information, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon request of the disclosing party, and, in any event, upon termination of this Contract. At the request of the disclosing party, the receiving party shall furnish a certificate of an officer of the receiving party certifying that Proprietary Information not returned to disclosing party has been destroyed. For the purposes hereof, Proprietary Information does not include information which:

        (i) is published or is otherwise in the public domain through no fault of the receiving party at the time of any claimed disclosure or unauthorized use by the receiving party;

        (ii) prior to disclosure pursuant to this Contract is properly within the legitimate possession of the receiving party as evidenced by reasonable documentation to the extent applicable;

                                 Attachment C-1

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

        (iii) subsequent to disclosure pursuant to this Contract is lawfully received from a third party having rights in the information without restriction of the third party's right to disseminate the information and without notice of any restriction against its further disclosure;

        (iv) is independently developed by the receiving party or is otherwise received through parties who have not had, either directly or indirectly, access to or knowledge of such Proprietary Information;

        (v) is transmitted to the receiving party after the disclosing party has received written notice from the receiving party after termination or expiration of this Contract that it does not desire to receive further Proprietary Information;

        (vi) is obligated to be produced under order of a court of competent jurisdiction or other similar requirement of a Governmental Entity, so long as the party required to disclose the information provides the other party with prior notice of such order or requirement and its cooperation to the extent reasonable in preserving its confidentiality; or

        (vii) the disclosing party agrees in writing is free of such restrictions.

        (b) Because damages may be difficult to ascertain, the parties agree, without limiting any other rights and remedies specified herein, an injunction may be sought against the party who has breached or threatened to breach this subsection. Each party represents and warrants that it has the right to disclose all Proprietary Information which it has disclosed to the other party pursuant to this Contract, and each party agrees to indemnify and hold harmless the other from all claims by a third party related to the wrongful disclosure of such third party's proprietary information.

                                 Attachment C-2

Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.